UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Allstate Corporation
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2012. Meeting Information THE ALLSTATE CORPORATION Meeting Type: Annual Meeting For holders as of: March 23, 2012 Date: May 22, 2012 Time: 11:00 a.m. Location: Allstate Corporation 3100 Sanders Road Northbrook, IL 60062 Meeting Directions: Please go to allstate.com or call 800-416-8803 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. THE ALLSTATE CORPORATION C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL MN 55164-0945 M40594-P19156 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of 2012 Annual Meeting, Proxy Statement and 2011 Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR code below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2012 to facilitate timely delivery. w SCAN TO VIEW MATERIALS & VOTE How To Vote M40595-P19156 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Voting instructions must be received by 11:59 p.m. Eastern Time on May 21, 2012. For shares held in the Allstate 401(k) Savings Plan, voting instructions must be received no later than 11:59 p.m. Eastern Time on May 15, 2012. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote "FOR" all nominees for Director.

1. Election of Directors

Nominees:

1a. F. Duane Ackerman

1b. Robert D. Beyer

1c. W. James Farrell

1d. Jack M. Greenberg

1e. Ronald T. LeMay

1f. Andrea Redmond

1g. H. John Riley, Jr.

1h. John W. Rowe

1i. Joshua I. Smith

1j. Judith A. Sprieser

1k. Mary Alice Taylor

1l. Thomas J. Wilson

The Board of Directors recommends you vote "FOR" Proposals 2, 3, 4, and 5.

2. Advisory vote to approve the executive compensation of the named executive officers.

3. Approve the proposed amendment to the certificate of incorporation granting the right to act by written consent.

4. Approve the proposed amendment to the certificate of incorporation granting stockholders owning not less than 10% of the corporation's shares the right to call a special meeting of stockholders.

5. Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2012.

The Board of Directors recommends you vote "AGAINST" Proposal 6.

6. Stockholder proposal on reporting political contributions.

M40596-P19156

M40597-P19156